CONTACT: Mark Kochvar Chief Financial Officer 724.465.4826 800 Philadelphia St. Indiana, PA mark.kochvar@stbank.com www.stbancorp.com
FOR IMMEDIATE RELEASE
S&T Bancorp, Inc. Announces Fourth Quarter and Full Year 2017 Results
Indiana, Pa., - January 25, 2018 - S&T Bancorp, Inc. (S&T) (NASDAQ: STBA), the holding company for S&T Bank with locations in Pennsylvania, Ohio and New York, announced today its fourth quarter and full year 2017 earnings. Fourth quarter of 2017 net income was $9.3 million and diluted earnings per share was $0.27. As a result of the December 2017 enactment of the Tax Cuts and Jobs Act, additional tax expense of $13.4 million was recognized to re-measure the net deferred tax asset (DTA) in the fourth quarter of 2017. This re-measurement decreased quarterly and annual diluted earnings per share by $0.38. Excluding the net DTA re-measurement, fourth quarter of 2017 net income was $22.7 million (non-GAAP) and diluted earnings per share was $0.65 (non-GAAP). This compares to fourth quarter of 2016 net income of $17.7 million, or $0.51 per diluted share, and third quarter of 2017 net income of $22.7 million, or $0.65 per diluted share.
Net income was $73.0 million for the year ended December 31, 2017, with diluted earnings per share of $2.09. Excluding the net DTA re-measurement, full year 2017 net income was $86.4 million (non-GAAP) and diluted earnings per share was $2.47 (non-GAAP) compared to net income of $71.4 million and diluted earnings per share of $2.05 for 2016.
Fourth Quarter of 2017 Highlights:

•	Return on average assets (ROA) was 0.52%, return on average equity (ROE) was 4.14% and return on average tangible equity (ROTE) (non-GAAP) was 6.30%.

•	Excluding the net DTA re-measurement of $13.4 million, ROA was 1.26% (non-GAAP), ROE was 10.09% (non-GAAP) and ROTE was 15.16% (non-GAAP).

•	Net interest margin (FTE) (non-GAAP) was stable at 3.58% compared to 3.59% in the third quarter of 2017.

•	Net loan charge-offs were $1.3 million, representing 0.09% of average loans on an annualized basis for the fourth quarter of 2017.

•	S&T declared a $0.22 per share dividend, a 10% increase compared to $0.20 in the same period a year ago.
Full Year 2017 Highlights:

•	Net income increased to $73.0 million compared to $71.4 million for 2016. Excluding the net DTA re-measurement of $13.4 million, net income increased 21% to $86.4 million (non-GAAP) compared to 2016.

•	ROA was 1.03%, ROE was 8.37% and ROTE (non-GAAP) was 12.77%.

•	Excluding the DTA re-measurement of $13.4 million, ROA was 1.22% (non-GAAP), ROE was 9.90% (non-GAAP) and ROTE was 15.08% (non-GAAP).

-more-

S&T Earnings Release - 2

•	Net interest income increased $22.5 million, or 11%, and net interest margin (FTE) (non-GAAP) increased 9 basis points to 3.56% compared to 3.47% in 2016.

•	Asset quality metrics improved with a decrease in nonperforming loans of $18.7 million, or 44%, compared to December 31, 2016.
“Our performance in 2017 reached another milestone for net income,” said Todd Brice, president and chief executive officer of S&T. “Results were impacted by an 11% increase in net interest income as well as controlled expenses and a significant improvement in our asset quality.”
Fourth Quarter of 2017 Results
Net Interest Income
Net interest income increased $0.3 million to $57.8 million compared to $57.5 million in the third quarter of 2017. Net interest margin on a fully taxable equivalent basis (FTE) (non-GAAP) declined one basis point to 3.58% compared to 3.59% in the prior quarter. The increase in net interest income is due to an increase in average loans of $49.6 million and higher short-term rates.
Asset Quality
Asset quality trends continued to be favorable during the fourth quarter of 2017. Total nonperforming loans decreased 19% to $23.9 million, or 0.42% of total loans, at December 31, 2017 compared to $29.5 million, or 0.50% of total loans, at September 30, 2017. Net charge-offs were $1.3 million, or 0.09% of average loans on an annualized basis in the fourth quarter of 2017 compared to net charge-offs of $1.5 million, or 0.10% of average loans on an annualized basis, in the third quarter of 2017. As a result of improving asset quality, the provision for loan losses decreased $1.9 million to $1.0 million in the fourth quarter of 2017 compared to $2.9 million in the third quarter of 2017. The allowance for loan losses was $56.4 million, or 0.98% of total portfolio loans, at December 31, 2017 compared to $56.7 million, or 0.97% of total portfolio loans, at September 30, 2017.
Noninterest Income and Expense
Noninterest income decreased $0.9 million in the fourth quarter of 2017 to $12.7 million compared to $13.6 million in the third quarter of 2017. Securities were sold resulting in a $1.0 million loss during the fourth quarter of 2017. Bank owned life insurance decreased $0.7 million due to a claim in the third quarter of 2017. Offsetting these decreases was an increase in other income from a $1.0 million gain on the sale of a branch during the fourth quarter of 2017.
Noninterest expense increased $1.4 million in the fourth quarter of 2017 to $37.9 million from $36.5 million in the third quarter of 2017. Professional services and legal expenses increased $0.4 million mainly related to selling majority ownership of our insurance business that closed on January 1, 2018. Marketing expense increased $0.4 million due to normal timing of marketing campaigns. Other expense increased $0.8 million primarily due to higher loan related costs.
Financial Condition
Total assets were $7.1 billion at December 31, 2017 compared to $7.2 billion at September 30, 2017. During the fourth quarter of 2017, $41.1 million of loans and $37.8 million of deposits were sold related to a branch sale. Total portfolio loans decreased $59.3 million compared to the third quarter of 2017 primarily due to higher loan payoffs. S&T’s risk-based capital ratios were relatively unchanged compared to the third quarter of 2017. All capital ratios remain significantly above the well-capitalized thresholds of federal bank regulatory agencies.

-more-

S&T Earnings Release - 3

Full Year 2017 Results
Full year 2017 net income increased to $73.0 million and diluted earnings per share was $2.09. Excluding the net DTA re-measurement of $13.4 million, or $0.38 per diluted share, net income increased 21% to $86.4 million (non-GAAP) and diluted earnings per share was $2.47 (non-GAAP). Net interest income increased $22.5 million, or 11%, in 2017 due to average loan growth of $438 million, or 8.2%, and higher short-term rates. Net interest margin (FTE) (non-GAAP) increased to 3.56% compared to 3.47% for 2016. Asset quality improved throughout the year resulting in a $4.1 million decline in the provision for loan losses to $13.9 million. Nonperforming loans decreased $18.7 million, or 44%, and net loan charge-offs to average loans decreased to 0.18% compared to 0.25% in 2016. Expenses were well controlled during 2017 with an efficiency ratio (non-GAAP) of 51.77% compared to 54.06% for 2016. To view an infographic featuring 2017 highlights, click here. [Refer to Exhibit 99.2]
Dividend
The Board of Directors of S&T declared a $0.22 per share cash dividend at its regular meeting held
January 22, 2018. This is an increase of 10% compared to a common stock dividend of $0.20 per share declared in the same period in the prior year. The dividend is payable February 22, 2018 to shareholders of record on February 8, 2018. Dividends declared in 2017 increased $0.05, or 6.5%, to $0.82 compared to $0.77 for 2016.
Non-GAAP Financial Measures
This release presents certain non-GAAP financial measures. For a reconciliation to the most directly comparable GAAP measures, see "Definitions and Reconciliation of GAAP to Non-GAAP Financial Measures" in the accompanying tables.
Conference Call
S&T will host its fourth quarter 2017 earnings conference call live over the Internet at 1:00 p.m. ET on Thursday, January 25, 2018. To access the webcast, go to S&T’s webpage at www.stbancorp.com and click on “Events & Presentations.” Select “4th Quarter 2017 Conference Call” and follow the instructions.
About S&T Bancorp, Inc.
S&T Bancorp, Inc. is a $7.1 billion bank holding company that is headquartered in Indiana, Pa. and trades on the NASDAQ Global Select Market under the symbol STBA. Its principal subsidiary, S&T Bank, was established in 1902, and operates locations in Pennsylvania, Ohio and New York. For more information visit www.stbancorp.com or www.stbank.com.
This information contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to our financial condition, results of operations, plans, objectives, outlook for earnings, revenues, expenses, capital and liquidity levels and ratios, asset levels, asset quality, financial position, and other matters regarding or affecting S&T and its future business and operations. Forward looking statements are typically identified by words or phrases such as “will likely result”, “expect”, “anticipate”, “estimate”, “forecast”, “project”, “intend”, “ believe”, “assume”, “strategy”, “trend”, “plan”, “outlook”, “outcome”, “continue”, “remain”, “potential”, “opportunity”, “believe”, “comfortable”, “current”, “position”, “maintain”, “sustain”, “seek”, “achieve” and variations of such words and similar expressions, or future or conditional verbs such as will, would, should, could or may. Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward-looking statements based on these assumptions could be incorrect. The matters discussed in these forward-looking statements are subject to various risks, uncertainties and other factors that could cause actual results and trends to differ materially from those made, projected, or implied in or by the forward-looking statements depending on a variety of uncertainties or other factors including, but not limited to: credit losses; cyber-security concerns; rapid technological developments and changes; sensitivity to the interest rate environment including a prolonged period of low interest rates, a rapid increase in interest rates

-more-

S&T Earnings Release - 4

or a change in the shape of the yield curve; a change in spreads on interest-earning assets and interest-bearing liabilities; regulatory supervision and oversight; legislation affecting the financial services industry as a whole, and S&T, in particular; the outcome of pending and future litigation and governmental proceedings; increasing price and product/service competition; the ability to continue to introduce competitive new products and services on a timely, cost-effective basis; managing our internal growth and acquisitions; the possibility that the anticipated benefits from acquisitions cannot be fully realized in a timely manner or at all, or that integrating the acquired operations will be more difficult, disruptive or costly than anticipated; containing costs and expenses; reliance on significant customer relationships; general economic or business conditions; deterioration of the housing market and reduced demand for mortgages; deterioration in the overall macroeconomic conditions or the state of the banking industry that could warrant further analysis of the carrying value of goodwill and could result in an adjustment to its carrying value resulting in a non-cash charge to net income; re-emergence of turbulence in significant portions of the global financial and real estate markets that could impact our performance, both directly, by affecting our revenues and the value of our assets and liabilities, and indirectly, by affecting the economy generally and access to capital in the amounts, at the times and on the terms required to support our future businesses. Many of these factors, as well as other factors, are described in our filings with the SEC. Forward-looking statements are based on beliefs and assumptions using information available at the time the statements are made. We caution you not to unduly rely on forward-looking statements because the assumptions, beliefs, expectations and projections about future events may, and often do, differ materially from actual results. Any forward-looking statement speaks only as to the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect developments occurring after the statement is made.

-more-

S&T Bancorp, Inc. Consolidated Selected Financial Data Unaudited	S&T Earnings Release - 5

	2017	2017	2016
	Fourth	Third	Fourth
(dollars in thousands, except per share data)	Quarter	Quarter	Quarter
INTEREST INCOME
Loans, including fees	$63,407	$62,450	$55,168
Investment securities:
Taxable	3,164	2,988	2,636
Tax-exempt	871	896	894
Dividends	413	389	398
Total Interest Income	67,855	66,723	59,096

INTEREST EXPENSE
Deposits	7,227	6,748	5,289
Borrowings and junior subordinated debt securities	2,800	2,519	1,349
Total Interest Expense	10,027	9,267	6,638

NET INTEREST INCOME	57,828	57,456	52,458
Provision for loan losses	982	2,850	5,586
Net Interest Income After Provision for Loan Losses	56,846	54,606	46,872

NONINTEREST INCOME
Securities (losses) gains, net	(986)	—	—
Service charges on deposit accounts	3,240	3,207	3,240
Debit and credit card fees	3,077	3,067	3,125
Wealth management fees	2,521	2,406	2,509
Insurance fees	1,160	1,333	1,066
Mortgage banking	635	872	694
Bank owned life insurance	506	1,209	553
Other	2,497	1,457	1,735
Total Noninterest Income	12,650	13,551	12,922

NONINTEREST EXPENSE
Salaries and employee benefits	20,006	20,325	19,787
Net occupancy	2,736	2,692	2,644
Data processing	2,131	2,284	2,079
Furniture and equipment	2,200	1,890	1,710
FDIC insurance	1,083	1,152	1,046
Other taxes	1,241	1,208	974
Professional services and legal	1,224	870	921
Marketing	1,191	766	840
Other	6,135	5,366	5,624
Total Noninterest Expense	37,947	36,553	35,625

Income Before Taxes	31,549	31,604	24,169
Provision for income taxes	22,255	8,883	6,510

Net Income	$9,294	$22,721	$17,659

Per Share Data:
Shares outstanding at end of period	34,971,929	34,979,192	34,913,023
Average shares outstanding - diluted	35,019,866	34,960,139	34,839,189
Diluted earnings per share	$0.27	$0.65	$0.51
Dividends declared per share	$0.22	$0.20	$0.20
Dividend yield (annualized)	2.21%	2.02%	2.05%
Dividends paid to net income	82.53%	30.69%	39.41%
Book value	$25.28	$25.37	$24.12
Tangible book value (1)	$16.87	$16.96	$15.67
Market value	$39.81	$39.58	$39.04

Profitability Ratios (annualized)
Return on average assets	0.52%	1.27%	1.04%
Return on average shareholders' equity	4.14%	10.23%	8.36%
Return on average tangible shareholders' equity (2)	6.30%	15.47%	13.05%
Efficiency ratio (FTE) (3)	51.75%	50.16%	53.04%

-more-

S&T Bancorp, Inc. Consolidated Selected Financial Data Unaudited	S&T Earnings Release - 6

	For the Twelve Months Ended December 31,
(dollars in thousands, except per share data)	2017	2016
INTEREST INCOME
Loans, including fees	$243,315	$212,301
Investment securities:
Taxable	11,947	10,340
Tax-exempt	3,615	3,658
Dividends	1,765	1,475
Total Interest Income	260,642	227,774

INTEREST EXPENSE
Deposits	25,330	19,692
Borrowings and junior subordinated debt securities	9,579	4,823
Total Interest Expense	34,909	24,515

NET INTEREST INCOME	225,733	203,259
Provision for loan losses	13,883	17,965
Net Interest Income After Provision for Loan Losses	211,850	185,294

NONINTEREST INCOME
Securities gains (losses), net	3,000	—
Service charges on deposit accounts	12,458	12,512
Debit and credit card fees	12,029	11,943
Wealth management fees	9,758	10,456
Insurance fees	5,418	5,253
Mortgage banking	2,915	2,879
Bank owned life insurance	2,756	2,122
Gain on sale of credit card portfolio	—	2,066
Other	7,128	7,404
Total Noninterest Income	55,462	54,635

NONINTEREST EXPENSE
Salaries and employee benefits	80,776	77,325
Net occupancy	10,994	11,057
Data processing	8,801	8,837
Furniture and equipment	7,946	7,290
FDIC insurance	4,543	3,984
Other taxes	4,509	4,050
Professional services and legal	4,096	3,466
Marketing	3,659	3,713
Other	22,583	23,510
Total Noninterest Expense	147,907	143,232

Income Before Taxes	119,405	96,697
Provision for income taxes	46,437	25,305

Net Income	$72,968	$71,392

Per Share Data:
Average shares outstanding - diluted	34,954,767	34,773,170
Diluted earnings per share	$2.09	$2.05
Dividends declared per share	$0.82	$0.77
Dividends paid to net income	39.15%	37.52%

Profitability Ratios
Return on average assets	1.03%	1.08%
Return on average shareholders' equity	8.37%	8.67%
Return on average tangible shareholders' equity (6)	12.77%	13.71%
Efficiency ratio (FTE) (7)	51.77%	54.06%

-more-

S&T Bancorp, Inc. Consolidated Selected Financial Data Unaudited	S&T Earnings Release - 7

	2017	2017	2016
	Fourth	Third	Fourth
(dollars in thousands)	Quarter	Quarter	Quarter
ASSETS
Cash and due from banks, including interest-bearing deposits	$117,152	$114,440	$139,486
Securities available-for-sale, at fair value	698,291	697,954	693,487
Loans held for sale	4,485	47,936	3,793
Commercial loans:
Commercial real estate	2,685,994	2,681,693	2,498,476
Commercial and industrial	1,433,266	1,446,811	1,401,035
Commercial construction	384,334	432,887	455,884
Total Commercial Loans	4,503,594	4,561,391	4,355,395
Consumer loans:
Residential mortgage	698,774	697,367	701,982
Home equity	487,326	487,806	482,284
Installment and other consumer	67,204	69,644	65,852
Consumer construction	4,551	4,550	5,906
Total Consumer Loans	1,257,855	1,259,367	1,256,024
Total portfolio loans	5,761,449	5,820,758	5,611,419
Allowance for loan losses	(56,390)	(56,712)	(52,775)
Total portfolio loans, net	5,705,059	5,764,046	5,558,644
Federal Home Loan Bank and other restricted stock, at cost	29,270	33,120	31,817
Goodwill	291,670	291,670	291,670
Other assets	214,328	221,013	224,156
Total Assets	$7,060,255	$7,170,179	$6,943,053

LIABILITIES
Deposits:
Noninterest-bearing demand	$1,387,712	$1,348,939	$1,263,833
Interest-bearing demand	603,141	646,195	638,300
Money market	1,146,156	1,036,726	936,461
Savings	893,119	940,989	1,050,131
Certificates of deposit	1,397,763	1,431,431	1,383,652
Deposits held for sale	—	38,960	—
Total Deposits	5,427,891	5,443,240	5,272,377

Securities sold under repurchase agreements	50,161	39,923	50,832
Short-term borrowings	540,000	685,000	660,000
Long-term borrowings	47,301	12,911	14,713
Junior subordinated debt securities	45,619	45,619	45,619
Total Borrowings	683,081	783,453	771,164
Other liabilities	65,252	55,910	57,556
Total Liabilities	6,176,224	6,282,603	6,101,097

SHAREHOLDERS' EQUITY
Total Shareholders' Equity	884,031	887,576	841,956
Total Liabilities and Shareholders' Equity	$7,060,255	$7,170,179	$6,943,053

Capitalization Ratios
Shareholders' equity / assets	12.52%	12.38%	12.13%
Tangible common equity / tangible assets (4)	8.72%	8.63%	8.23%
Tier 1 leverage ratio	9.17%	9.25%	8.98%
Common equity tier 1 capital	10.71%	10.70%	10.04%
Risk-based capital - tier 1	11.06%	11.05%	10.39%
Risk-based capital - total	12.55%	12.54%	11.86%

-more-

S&T Bancorp, Inc. Consolidated Selected Financial Data Unaudited	S&T Earnings Release - 8

	2017		2017		2016
	Fourth		Third		Fourth
(dollars in thousands)	Quarter		Quarter		Quarter
Net Interest Margin (FTE) (QTD Averages)
ASSETS
Interest-bearing deposits with banks	$56,989	1.12%	$53,794	1.25%	$43,023	0.45%
Securities available-for-sale, at fair value	696,411	2.53%	690,986	2.46%	679,688	2.41%
Loans held for sale	35,001	4.23%	15,789	3.88%	8,959	4.33%
Commercial real estate	2,684,481	4.42%	2,678,835	4.38%	2,457,985	4.12%
Commercial and industrial	1,453,554	4.47%	1,404,047	4.45%	1,371,092	4.05%
Commercial construction	405,285	4.26%	425,228	4.27%	426,245	3.66%
Total Commercial Loans	4,543,320	4.42%	4,508,110	4.39%	4,255,322	4.06%
Residential mortgage	696,422	4.14%	702,702	4.10%	692,937	4.06%
Home equity	489,031	4.34%	485,501	4.37%	485,107	3.91%
Installment and other consumer	68,459	6.63%	70,118	6.57%	64,192	6.47%
Consumer construction	4,107	4.41%	4,486	4.49%	6,557	4.05%
Total Consumer Loans	1,258,019	4.35%	1,262,807	4.34%	1,248,793	4.13%
Total portfolio loans	5,801,339	4.41%	5,770,917	4.38%	5,504,115	4.07%
Total loans	5,836,340	4.41%	5,786,706	4.38%	5,513,074	4.07%
Federal Home Loan Bank and other restricted stock	32,026	4.64%	30,184	4.61%	26,149	4.56%
Total Interest-earning Assets	6,621,766	4.18%	6,561,670	4.15%	6,261,934	3.87%
Noninterest-earning assets	512,396		510,681		524,653
Total Assets	$7,134,162		$7,072,351		$6,786,587

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing demand	$620,027	0.25%	$647,442	0.25%	$655,894	0.18%
Money market	1,102,093	0.92%	999,892	0.87%	905,715	0.51%
Savings	914,871	0.21%	979,767	0.21%	1,033,297	0.20%
Certificates of deposit	1,439,703	1.05%	1,457,649	0.98%	1,424,606	0.92%
Total interest-bearing deposits	4,076,694	0.70%	4,084,750	0.66%	4,019,512	0.52%
Securities sold under repurchase agreements	42,599	0.26%	45,158	0.16%	42,570	0.01%
Short-term borrowings	625,189	1.38%	600,893	1.30%	500,890	0.68%
Long-term borrowings	30,813	2.04%	13,162	3.01%	14,957	2.85%
Junior subordinated debt securities	45,619	3.82%	45,619	3.71%	45,619	3.33%
Total borrowings	744,220	1.49%	704,832	1.42%	604,036	0.89%
Total interest-bearing liabilities	4,820,914	0.83%	4,789,582	0.77%	4,623,548	0.57%
Noninterest-bearing liabilities	1,422,074		1,401,755		1,322,415
Shareholders' equity	891,174		881,014		840,624
Total Liabilities and Shareholders' Equity	$7,134,162		$7,072,351		$6,786,587

Net Interest Margin (5)		3.58%		3.59%		3.45%

-more-

S&T Bancorp, Inc. Consolidated Selected Financial Data Unaudited	S&T Earnings Release - 9

	For the Twelve Months Ended December 31,
(dollars in thousands)	2017		2016
Net Interest Margin (FTE) (YTD Averages)
ASSETS
Interest-bearing deposits with banks	$56,344	1.03%	$41,810	0.50%
Securities available-for-sale, at fair value	698,460	2.48%	676,696	2.41%
Loans held for sale	14,607	3.98%	14,255	5.71%
Commercial real estate	2,638,766	4.34%	2,344,050	4.13%
Commercial and industrial	1,425,421	4.35%	1,348,287	3.98%
Commercial construction	426,574	4.08%	400,997	3.69%
Total Commercial Loans	4,490,761	4.32%	4,093,334	4.04%
Residential mortgage	699,843	4.11%	668,236	4.12%
Home equity	484,023	4.31%	477,011	4.03%
Installment and other consumer	69,163	6.54%	64,960	6.37%
Consumer construction	4,631	4.35%	7,038	4.08%
Total Consumer Loans	1,257,660	4.32%	1,217,245	4.20%
Total portfolio loans	5,748,421	4.32%	5,310,579	4.08%
Total loans	5,763,028	4.32%	5,324,834	4.08%
Federal Home Loan Bank and other restricted stock	31,989	4.64%	23,811	4.53%
Total Interest-earning Assets	6,549,821	4.09%	6,067,151	3.87%
Noninterest-earning assets	510,411		521,104
Total Assets	$7,060,232		$6,588,255

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing demand	$637,526	0.22%	$651,118	0.17%
Money market	994,783	0.79%	735,159	0.44%
Savings	988,504	0.21%	1,039,664	0.19%
Certificates of deposit	1,439,711	0.97%	1,472,613	0.91%
Total interest-bearing deposits	4,060,524	0.62%	3,898,554	0.51%
Securities sold under repurchase agreements	46,662	0.12%	51,021	0.01%
Short-term borrowings	644,864	1.15%	414,426	0.65%
Long-term borrowings	18,057	2.57%	50,257	1.33%
Junior subordinated debt securities	45,619	3.65%	45,619	3.14%
Total borrowings	755,202	1.27%	561,323	0.86%
Total Interest-bearing Liabilities	4,815,726	0.72%	4,459,877	0.55%
Noninterest-bearing liabilities	1,372,376		1,304,771
Shareholders' equity	872,130		823,607
Total Liabilities and Shareholders' Equity	$7,060,232		$6,588,255

Net Interest Margin (8)		3.56%		3.47%

-more-

S&T Bancorp, Inc. Consolidated Selected Financial Data Unaudited	S&T Earnings Release - 10

	2017		2017		2016
	Fourth		Third		Fourth
(dollars in thousands)	Quarter		Quarter		Quarter
Nonperforming Loans (NPL)
Commercial loans:		% NPL		% NPL		% NPL
Commercial real estate	$3,468	0.13%	$6,571	0.25%	$16,172	0.65%
Commercial and industrial	5,646	0.39%	7,349	0.51%	8,071	0.58%
Commercial construction	3,873	1.01%	4,068	0.94%	4,927	1.08%
Total Nonperforming Commercial Loans	12,987	0.29%	17,988	0.39%	29,170	0.67%
Consumer loans:
Residential mortgage	7,165	1.03%	7,782	1.11%	9,918	1.41%
Home equity	3,715	0.76%	3,675	0.75%	3,439	0.71%
Installment and other consumer	71	0.11%	48	0.07%	108	0.16%
Total Nonperforming Consumer Loans	10,951	0.87%	11,505	0.91%	13,465	1.07%
Total Nonperforming Loans	$23,938	0.42%	$29,493	0.50%	$42,635	0.76%

	2017	2017	2016
	Fourth	Third	Fourth
(dollars in thousands)	Quarter	Quarter	Quarter
Loan Charge-offs
Charge-offs	$2,073	$2,660	$6,938
Recoveries	(769)	(1,171)	(333)
Net Loan Charge-offs	$1,304	$1,489	$6,605

Net Loan Charge-offs
Commercial loans:
Commercial real estate	($191)	($145)	$1,276
Commercial and industrial	513	401	3,433
Commercial construction	465	980	768
Total Commercial Loan Charge-offs	787	1,236	5,477
Consumer loans:
Residential mortgage	162	44	722
Home equity	120	10	26
Installment and other consumer	272	243	453
Consumer construction	(37)	(44)	(73)
Total Consumer Loan Charge-offs	517	253	1,128
Total Net Loan Charge-offs	$1,304	$1,489	$6,605

	For the Twelve Months Ended December 31,
(dollars in thousands)	2017	2016
Loan Charge-offs
Charge-offs	$13,496	$15,561
Recoveries	(3,228)	(2,224)
Net Loan Charge-offs	$10,268	$13,337

Net Loan Charge-offs
Commercial loans:
Commercial real estate	$1,494	$2,422
Commercial and industrial	4,055	6,088
Commercial construction	1,720	1,856
Total Commercial Loan Charge-offs	7,269	10,366
Consumer loans:
Residential mortgage	1,382	1,230
Home equity	666	183
Installment and other consumer	1,067	1,747
Consumer construction	(116)	(189)
Total Consumer Loan Charge-offs	2,999	2,971
Total Net Loan Charge-offs	$10,268	$13,337

-more-

S&T Bancorp, Inc. Consolidated Selected Financial Data Unaudited	S&T Earnings Release - 11

	2017	2017	2016
	Fourth	Third	Fourth
	Quarter	Quarter	Quarter
Asset Quality Data
Nonperforming loans	$23,938	$29,493	$42,635
Assets acquired through foreclosure or repossession	469	1,033	679
Nonperforming assets	24,407	30,526	43,314
Troubled debt restructurings (nonaccruing)	11,150	10,203	11,598
Troubled debt restructurings (accruing)	14,901	15,605	13,423
Total troubled debt restructurings	26,051	25,808	25,021
Nonperforming loans / loans	0.42%	0.50%	0.76%
Nonperforming assets / loans plus OREO	0.42%	0.52%	0.77%
Allowance for loan losses / total portfolio loans	0.98%	0.97%	0.94%
Allowance for loan losses / nonperforming loans	236%	192%	124%
Net loan charge-offs (recoveries)	$1,304	$1,489	$6,605
Net loan charge-offs (recoveries)(annualized) / average loans	0.09%	0.10%	0.48%

		For the Twelve Months Ended December 31,
(dollars in thousands)		2017	2016
Asset Quality Data
Net loan charge-offs (recoveries)		$10,268	$13,337
Net loan charge-offs (recoveries) / average loans		0.18%	0.25%

-more-

S&T Bancorp, Inc. Consolidated Selected Financial Data Unaudited	S&T Earnings Release - 12

Definitions and Reconciliation of GAAP to Non-GAAP Financial Measures:

	2017	2017	2016
	Fourth	Third	Fourth
	Quarter	Quarter	Quarter

(1) Tangible Book Value (non-GAAP)
Total shareholders' equity	$884,031	$887,576	$841,956
Less: goodwill and other intangible assets	(295,347)	(295,627)	(296,581)
Tax effect of other intangible assets	1,287	1,385	1,719
Tangible common equity (non-GAAP)	$589,971	$593,334	$547,094
Common shares outstanding	34,972	34,979	34,913
Tangible book value (non-GAAP)	$16.87	$16.96	$15.67

(2) Return on Average Tangible Shareholders' Equity (non-GAAP)
Net income (annualized)	$36,873	$90,144	$70,254
Plus: amortization of intangibles (annualized)	1,109	930	1,480
Tax effect of amortization of intangibles (annualized)	(388)	(326)	(518)
Net income before amortization of intangibles (annualized)	$37,594	$90,748	$71,216

Average total shareholders' equity	$891,174	$881,014	$840,624
Less: average goodwill and other intangible assets	(295,495)	(295,775)	(296,784)
Tax effect of average goodwill and other intangible assets	1,339	1,437	1,790
Average tangible equity (non-GAAP)	$597,018	$586,676	$545,630
Return on average tangible equity (non-GAAP)	6.30%	15.47%	13.05%

(3) Efficiency Ratio (non-GAAP)
Noninterest expense	$37,947	$36,553	$35,625

Net interest income per consolidated statements of net income	57,828	57,456	52,458
Less: securities (gains) losses, net	986	—	—
Plus: taxable equivalent adjustment	1,878	1,867	1,789
Net interest income (FTE) (non-GAAP)	$60,692	$59,323	$54,247
Noninterest income	12,650	13,551	12,922
Net interest income (FTE) (non-GAAP) plus noninterest income	73,342	72,874	67,169
Efficiency ratio (non-GAAP)	51.75%	50.16%	53.04%

(4) Tangible Common Equity / Tangible Assets (non-GAAP)
Total shareholders' equity	$884,031	$887,576	$841,956
Less: goodwill and other intangible assets	(295,347)	(295,627)	(296,581)
Tax effect of goodwill and other intangible assets	1,287	1,385	1,719
Tangible common equity (non-GAAP)	$589,971	$593,334	$547,094

Total assets	$7,060,255	$7,170,179	$6,943,053
Less: goodwill and other intangible assets	(295,347)	(295,627)	(296,581)
Tax effect of goodwill and other intangible assets	1,287	1,385	1,719
Tangible assets (non-GAAP)	$6,766,195	$6,875,937	$6,648,191
Tangible common equity to tangible assets (non-GAAP)	8.72%	8.63%	8.23%

(5) Net Interest Margin Rate (FTE) (non-GAAP)
Interest income	$67,855	$66,723	$59,096
Less: interest expense	(10,027)	(9,267)	(6,638)
Net interest income per consolidated statements of net income	$57,828	$57,456	$52,458
Plus: taxable equivalent adjustment	1,878	1,867	1,789
Net interest income (FTE) (non-GAAP)	$59,706	$59,323	$54,247
Net interest income (FTE) (annualized)	$237,526	$235,358	$215,809
Average earning assets	$6,621,766	$6,561,670	$6,261,934
Net interest margin - (FTE) (non-GAAP)	3.58%	3.59%	3.45%

-more-

S&T Bancorp, Inc. Consolidated Selected Financial Data Unaudited	S&T Earnings Release - 13

	For the Twelve Months Ended December 31,
	2017	2016

(6) Return on Average Tangible Shareholders' Equity (non-GAAP)
Net income	$72,968	$71,392
Plus: amortization of intangibles	1,233	1,615
Tax effect of amortization of intangibles	(432)	(565)
Net income before amortization of intangibles	$73,769	$72,442

Average total shareholders' equity	$872,130	$823,607
Less: average goodwill and other intangible assets	(295,937)	(297,377)
Tax effect of average goodwill and other intangible assets	1,493	1,992
Average tangible equity (non-GAAP)	$577,686	$528,222
Return on average tangible equity (non-GAAP)	12.77%	13.71%

(7) Efficiency Ratio (non-GAAP)
Noninterest expense	$147,907	$143,232

Net interest income per consolidated statements of net income	225,733	203,259
Less: securities (gains) losses, net	(3,000)	—
Plus: taxable equivalent adjustment	7,493	7,043
Net interest income (FTE) (non-GAAP)	$230,226	210,302
Noninterest income	55,462	54,635
Net interest income (FTE) (non-GAAP) plus noninterest income	$285,688	$264,937
Efficiency ratio (non-GAAP)	51.77%	54.06%

(8) Net Interest Margin Rate (FTE) (non-GAAP)
Interest income	$260,642	$227,774
Less: interest expense	(34,909)	(24,515)
Net interest income per consolidated statements of net income	$225,733	$203,259
Plus: taxable equivalent adjustment	7,493	7,043
Net interest income (FTE) (non-GAAP)	$233,226	$210,302
Average earning assets	$6,549,821	$6,067,150
Net interest margin - (FTE) (non-GAAP)	3.56%	3.47%

-more-

S&T Bancorp, Inc. Consolidated Selected Financial Data Unaudited	S&T Earnings Release - 14

Reconciliations of net income, diluted earnings per share and selected financial ratios, adjusted to exclude the re-measurement of the DTA recognized in the fourth quarter of 2017.

	2017	2017
	Fourth	Full
	Quarter	Year

Diluted Earnings Per Share
Net income	$9,294	$72,968
Plus: DTA re-measurement	13,433	13,433
Adjusted net Income (non-GAAP)	$22,727	$86,401

Average shares outstanding - diluted	35,020	34,955

Diluted earnings per share (non-GAAP)	$0.65	$2.47

Return on Average Assets
Net income	$9,294	$72,968
Plus: DTA re-measurement	13,433	13,433
Adjusted net Income (non-GAAP)	22,727	86,401
Adjusted net income (non-GAAP)(annualized)	$90,167	$86,401

Average assets	$7,134,162	$7,060,232
Plus: DTA re-measurement	2,336	589
Average assets (non-GAAP)	$7,136,498	$7,060,821

Return on average assets (non-GAAP)	1.26%	1.22%

Return on Average Shareholders' Equity
Net income	$9,294	$72,968
Plus: DTA re-measurement	13,433	13,433
Adjusted net Income (non-GAAP)	22,727	86,401
Adjusted net income (non-GAAP)(annualized)	$90,167	$86,401

Average equity	$891,174	$872,130
Plus: DTA re-measurement	2,336	589
Average equity (non-GAAP)	$893,510	$872,719

Return on average equity (non-GAAP)	10.09%	9.90%

Return on Average Tangible Shareholders' Equity
Net income	$9,294	$72,968
Plus: DTA re-measurement	13,433	13,433
Adjusted net Income (non-GAAP)	22,727	86,401
Adjusted net income (non-GAAP)(annualized)	$90,167	$86,401

Plus: amortization of intangibles (annualized)	1,109	1,233
Tax effect of amortization of intangibles (annualized)	(388)	(432)
Adjusted net income before amortization of intangibles (annualized)	$90,888	$87,202

Average total shareholders' equity	$891,174	$872,130
Plus: DTA re-measurement	2,336	589
Less: average goodwill and other intangible assets	(295,495)	(295,937)
Tax effect of average goodwill and other intangible assets	1,339	1,493
Average tangible equity (non-GAAP)	$599,354	$578,275
Return on average tangible equity (non-GAAP)	15.16%	15.08%

-more-